            Execution Version
AMENDMENT TO SEPARATION AND RELEASE AGREEMENT
THIS AMENDMENT TO SEPARATION AND RELEASE AGREEMENT (this “Amendment”) is made and entered into on May 5, 2022, by and between CarLotz, Inc., a Delaware corporation (the “Company”), and Daniel Valerian (the “Employee” and, together with the Company, the “Parties”).
Whereas, the Parties entered into that certain Separation and Release Agreement, dated as of April 1, 2022 (the “Separation Agreement”); and
Whereas, Section 3(b)(vi) of the Separation Agreement provides that 137,602 of 183,469 stock options held by the Employee, converted from an original grant on August 10, 2020, with a current exercise price of $0.92 would be forfeited as of April 15, 2022 (the “Separation Date”); and
Whereas, the Company has determined that all of such 183,469 stock options were vested as of the Separation Date, so that no such options should have been forfeited,
Now, therefore, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows:
1. Amendment. Section 3(b)(vi) of the Separation Agreement shall be revised as follows: “Employee’s 183,469 fully-vested stock options that were converted on January 21, 2021 from stock options originally granted on August 10, 2020, with a current exercise price of $0.92, shall remain exercisable until August 10, 2030.”
2. Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.
3. Other terms. All terms and provisions of the Separation Agreement not specifically amended hereby shall remain in full force and effect. From and after the date hereof, all references to the term “Agreement” in this Amendment or the original Separation Agreement shall include the terms contained in this Amendment.
[Signature Page Follows]

US-LEGAL-11254327/2 174293-0005

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date and year first above written.

CarLotz, Inc.

By: /s/ Thomas Stoltz
Name: Tom Stoltz
Title: CFO

Employee

By: /s/ Daniel Valerian
Name: Daniel Valerian
    [Signature Page to Separation and Release Agreement Amendment]

US-LEGAL-11254327/2 174293-0005